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[ Logo ]              Sun Life Assurance Company of Canada (U.S.)                                                   [ PRODUCT NAME ]
                      Retirement Products and Services [1-8##-###-####]                                      GROUP/OWNER APPLICATION
                      P.O. Box [### ]      Boston, MA  [#####]  OR
                      One Copley Place   Boston, MA  02116
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RCH-G/O-00-1

____________________________________________________________________________________________________________________________________
A       GROUP/OWNER  Name __________________________________________________________________________________________________________
        INFORMATION  Address _______________________________________________________________________________________________________
                     City _______________________________________________  State ________________________  Zip _____________________
                     Tax Identification Number _______-__________________
____________________________________________________________________________________________________________________________________
B          TRUSTEES  Ownership:  Trustee(s) specified will be the Owner(s) of the Contract.
    (IF APPLICABLE)
____________________________________________________________________________________________________________________________________
C           MAILING  Unless the box below is checked, confirmation statements will be mailed to the Address in Section A.
       INSTRUCTIONS  / / Mail statements directly to the Participant
____________________________________________________________________________________________________________________________________
D              PLAN  Qualified  Plan type __________________________________________________________________________________________
          SELECTION
____________________________________________________________________________________________________________________________________
E           SPECIAL  And Transfer of Assets information (IF APPLICABLE)
       INSTRUCTIONS  _______________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
F       REPLACEMENT  Will this Contract/Certificate replace or change any existing life insurance or annuity in this or
           CONTRACT  any other company?     / / Yes   / / No
                     If YES, please explain in Section E, SPECIAL INSTRUCTIONS and request replacement information from your
                     Registered Representative.
____________________________________________________________________________________________________________________________________
G        ACCEPTANCE  I hereby represent that my answers to the questions on this Application are correct and true to the best of my knowledge and belief. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE
                     OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. PAYMENTS AND VALUES BASED ON THE
                     FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN UPWARD AND
                     DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I have read the applicable fraud warning for my state listed on the next page. I acknowledge receipt of current product and fund prospectuses.

                     _______________________________________________            ____________________________________________________
                      Authorized Signature (Group/Owner)                         Trustee Signature (if applicable)

                     _______________________________________________            _________________________  _________________________
                      SIGNED AT                  City                            State                      Date
____________________________________________________________________________________________________________________________________
H        REGISTERED  Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any other
     REPRESENTATIVE  company?   / / Yes    / / No
                     If YES, please explain in Section E, SPECIAL INSTRUCTIONS and complete replacement forms where applicable.

                     _______________________________________________            ____________________________________________________
                      Signature of Registered Representative                     Print name of Registered Representative

                     _______________________________________________            ____________________________________________________
                      Branch Office Address                                      Home Office Address

                     _________________ __________________ __________            _________________ _______________________ __________
                      City              State              Zip                   City              State                   Zip

                     _________________ _____________________________            _________________ __________________________________
                     Telephone          Fax                                      Telephone         Fax
____________________________________________________________________________________________________________________________________
I             FRAUD  For applicants in: ARKANSAS, KENTUCKY, MAINE, NEW MEXICO, OHIO AND PENNSYLVANIA:
           WARNINGS      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN
                         APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS,
                         FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT
                         INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.
                     For applicants in the DISTRICT OF COLUMBIA
                         "WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR PURPOSE OF DEFRAUDING
                         THE INSURER 0OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY
                         DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT."
                     For applicants in NEW JERSEY:
                         ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS
                         SUBJECT TO CRIMINAL AND CIVIL PENALTIES.
                     For applicants in COLORADO:
    [  PRODUCT           IT IN UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE
       NAME     ]        COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE
                         IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE
                         COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICY HOLDER OR
                         CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE
                         COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.
                     For applicants in FLORIDA:
                         ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF
                         CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY
                         OF THE THIRD DEGREE. AGENT'S FLORIDA LICENSE ID NUMBER:____________________________________________________

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